UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): June 26, 2006

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      000-31293              77-0487526
---------------------------------  -------------------------  ---- ------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                         Identification
                                                                  Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

         On June 29, 2006, Equinix, Inc. ("Equinix") announced that it received a grand jury subpoena from the U.S. Attorney for the Northern District of California and that it intends to cooperate fully with the U.S. Attorney's Office in connection with this subpoena. The subpoena requests documents relating to Equinix's stock option grants and practices.

         Equinix also reported that it has been notified that a shareholder derivative complaint was filed in the Superior Court of the State of California, County of San Mateo on June 29, 2006. The complaint against certain current and former officers and directors alleges that since 2000 stock option grants to certain employees were awarded with exercise prices that were lower than the market price on the actual grant dates and resulted in breaches of fiduciary duties with respect to Equinix's historic stock option granting practices. Equinix may be subject to other lawsuits from private plaintiffs concerning this subject area, and Equinix does not currently expect to file further current reports on Form 8-K describing such additional lawsuits.

         The full text of Equinix's press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

         99.1     Press Release of Equinix, Inc. dated June 29, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EQUINIX, INC.


DATE:  June 29, 2006            By:    /s/ KEITH D. TAYLOR
                                ------------------------------------
                                       Keith D. Taylor
                                       Chief Financial Officer

                                  EXHIBIT INDEX


 Exhibit
 Number        Description
 --------      -----------
 99.1          Text of Press Release dated June 29, 2006.